EXHIBIT 4.1

INCORPORATED UNDER THE LAWS OF	THIS CERTIFICATE IS TRANSFERABLE		SEE REVERSE SIDE FOR
THE STATE OF DELAWARE	IN NEW YORK, NEW YORK		CERTAIN DEFINITIONS

ARBITRON INC.

COMMON STOCK	NUMBER	SHARES	CUSIP	03875Q 10 8

ARB

THIS CERTIFIES THAT

[SPECIMEN]

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.50 PAR VALUE, OF	Dated

Arbitron Inc., transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar	COUNTERSIGNED AND REGISTERED: THE BANK OF NEW YORK TRANSFER AGENT AND REGISTRAR

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers	/s/ Stephen B. Morris

PRESIDENT AND CHIEF EXECUTIVE OFFICER

CERTIFICATE OF STOCK

/s/ Dolores L. Cody

[SEAL]	SECRETARY

ARBITRON INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of Arbitron Inc., at its principal office, or to its transfer agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT —_________Custodian__________ (Cust) (Minor)

TEN ENT —	as tenants by the entireties	under Uniform Gifts to Minors

Act___________________________ (State)

JTTEN —	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT — _________Custodian_________ (Cust) (Minor)

under Uniform Gifts to Minors

Act___________________________ (State)

For value received _______________ hereby sell, assign and transfer unto

Please insert Social Security or other
Identifying number of assignee

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

_____________________________________________________________________________________________

_____________________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________

X ___________________________________________

X ___________________________________________________
                     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
NOTICE:    THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                     IN EVERY PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By _____________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.